UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

August 5, 2011

Date of Report

(Date of earliest event reported)

CITADEL BROADCASTING CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-31740	51-0405729
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

	7690 West Cheyenne Ave., Suite 220, Las Vegas, NV	89129
	(Address of principal executive offices)	(Zip Code)

(702) 804-5200

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On August 5, 2011 Citadel Broadcasting Corporation (the “Company”) issued a press release announcing that a special meeting date of September 15, 2011 had been established for stockholders of record as of the close of business on August 3, 2011 to consider and vote upon certain matters, including the adoption of the Agreement and Plan of Merger, dated as of March 9, 2011, as it may be amended from time to time, among the Company, Cumulus Media Inc. (“Cumulus”), Cumulus Media Holdings Inc. (f/k/a Cadet Holding Corporation) and Cadet Merger Corporation, pursuant to which Cumulus will acquire the Company in a cash-and-stock transaction.

A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Important Information and Where to Find It

This document may be deemed to be solicitation material in respect of the proposed acquisition. In connection with the proposed acquisition, Cumulus filed with the SEC a registration statement on Form S-4 (File No. 333-175477) (the “Registration Statement”), which was declared effective by the SEC on August 5, 2011, that includes a document that constitutes a prospectus of Cumulus, a proxy statement to be provided to Citadel stockholders and an information statement for Cumulus stockholders. Citadel and Cumulus will mail copies of the definitive information statement/proxy statement/prospectus to their respective stockholders. Also in connection with the proposed acquisition, Citadel will file a definitive proxy statement on Schedule 14A (the “Proxy Statement”) with the SEC (when available). STOCKHOLDERS OF CITADEL AND CUMULUS ARE ENCOURAGED TO READ THE REGISTRATION STATEMENT REGARDING THE PROPOSED MERGER AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE INFORMATION STATEMENT/PROXY STATEMENT/PROSPECTUS AND PROXY STATEMENT, CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT CITADEL, CUMULUS AND THE PROPOSED ACQUISITION, IF ANY. Investors and security holders may obtain a copy of the Registration Statement, information statement/proxy statement/prospectus, Proxy Statement and other relevant materials filed with the SEC (when they become available) free of charge at the SEC’s website at www.sec.gov.

The Company and its respective directors and executive officers may be deemed to be participants in the solicitation of Company stockholders in connection with the proposed acquisition. Information regarding the participants will be contained in the Registration Statement, information statement/proxy statement/prospectus, Proxy Statement and other relevant materials filed with the SEC.

Item 9.01	Financial Statements, Pro Forma Financial Information and Exhibits.

(d) Exhibits

99.1	Press Release of Citadel Broadcasting Corporation, dated August 5, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CITADEL BROADCASTING CORPORATION

/s/ Hilary Glassman
Name:	Hilary Glassman
Title:	General Counsel, Corporate Secretary and Senior Vice President

Date: August 5, 2011

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